                              THE FBR FAMILY OF FUNDS

                        Supplement Dated December 10, 1998
                     to the Prospectus Dated September 18, 1998

Effective December 10, 1998, Class B and Class C shares of the Funds are no longer offered for sale. The Prospectus is amended by deleting all references to Class B and Class C shares. In addition, effective December 21, 1998, Class A shares will be offered without a front end sales charge. In connection with this change, effective December 21, 1998, the section of the Prospectus captioned "Fund Expenses" is amended to read as follows:

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Charge Imposed on Purchases                       NONE
Maximum Sales Charge Imposed on Reinvested Dividends            NONE
Maximum Deferred Sales Charges                                  NONE
Redemption Fees on Shares held 90 days or less
  (as a percentage of redemption amount)*                       1.00%
Exchange Fees                                                   NONE

_____________

* In addition, a $15.00 redemption fee will be charged for all payments by wire made through the Funds' transfer agent.


                                                         Financial         Small Cap      Small Cap          Realty
                                                     Services Fund    Financial Fund     Value Fund     Growth Fund
                                                     -------------    --------------     ----------     -----------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average
  daily net assets)

  Investment Advisory Fees (after fee                        0.90%             0.90%          0.60%           0.00%
  waivers, if any)*

  Distribution (Rule 12b-1) Fees                             0.25%             0.25%          0.25%           0.25%

  Other Expenses (after                                      0.72%             0.61%          1.10%           1.75%
  applicable expense limitations)*                           -----             -----          -----           -----

TOTAL FUND OPERATING EXPENSES                                1.87%             1.76%          1.95%           2.00%
  (after applicable fee waivers                              -----             -----          -----           -----
  and expense limitations)*                                  -----             -----          -----           -----

________________

* The Adviser has voluntarily undertaken to waive a portion of its investment advisory fees and assume certain expenses of each Fund other than brokerage commissions, extraordinary items, interest and taxes to the extent annual fund operating expenses exceed 1.95% for Class A shares of each Fund's average daily net assets for the Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund, and to the extent annual fund operating expenses exceed 2.00% for Class A shares of the Realty Growth Fund's average daily net assets. Without this fee waiver and expense reimbursement, if any, investment advisory fees stated above would be 0.90% for each of the Financial Services Fund, Small Cap Financial Fund and

     Small Cap Value Fund, and 1.00% for the Realty Growth Fund. Without the expense limitation, other expenses for Class A shares of the Realty Growth Fund are estimated to be 4.16%. Without the expense limitation, total fund operating expenses for Class A shares of the Small Cap Value Fund and Realty Growth Fund are estimated to be 2.25% and 5.41%, respectively. The Adviser has agreed to maintain the expense limitation with regard to the Realty Growth Fund at least through October 31, 1999. With respect to the other Funds, the expense limitation is voluntary and may be revised or terminated at any time, which may affect Fund expenses and performance.


Example: You would pay the following expenses on a hypothetical $1,000 investment in Class A shares, assuming a 5% annual return:


                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
FUND
----
FINANCIAL SERVICES FUND              $19      $59       $101      $219
SMALL CAP FINANCIAL FUND              18       55         95       207
SMALL CAP VALUE FUND                  20       61        105       227
REALTY GROWTH FUND                    20       63        108       233

     The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in Class A shares of a Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Funds. The foregoing example is based upon estimated expenses after fee waivers and reimbursements, if any for the current fiscal year. The foregoing example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Effective December 21, 1998, the minimum initial investment in the Funds is $2,000 ($1,000 for IRA accounts). Subsequent investments ordinarily must be at least $100. Payment for Fund shares generally is due to the distributor or another authorized dealer on the next business day (the "Settlement Date") after the trade date.

The last paragraph under "Fund Organization and Fees - Investment Adviser" is amended to read as follows:

     Winsor H. Aylesworth serves as portfolio manager for the Realty Growth Fund. He has served in this capacity for the Fund since commencement of operations of the Fund on July 3, 1995. Prior to the Fund's conversion to a series of the Trust, Mr. Aylesworth co-managed the Fund as an officer of GrandView Advisers, Inc. Before organizing GrandView Advisers, Inc. in 1994, Mr. Aylesworth was an officer of Bank of Boston Corporation, where his responsibilities included real estate and loan portfolio management.

The Distributor of the Funds is FBR Investment Services, Inc. Friedman, Billings, Ramsey & Co., Inc. no longer serves as co-distributor of the Funds.